UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2012, Andrew Keenan announced his intention to resign as Chief Financial Officer of Carbonite, Inc. (the “Company”) in order to pursue other opportunities. Mr. Keenan plans to continue as Chief Financial Officer of the Company through January 31, 2013 (the “Resignation Date”) and thereafter as a consultant through October 31, 2013 (the “Separation Date”), in order to facilitate an orderly transition of his responsibilities. The Company has initiated a search to identify a replacement Chief Financial Officer and expects to conclude the search process expeditiously.

In consideration of Mr. Keenan’s transition and in exchange for a general release of claims against the Company, the Company and Mr. Keenan intend to enter into a separation agreement on substantially the following terms: (1) continuation of Mr. Keenan’s base salary, payable in the Company’s normal payroll cycles, through the Resignation Date, and thereafter compensation for consulting services through the Separation Date; (2) a payment from the Company in an amount equal to the monthly premium payable for Mr. Keenan’s health insurance during the month prior to the Resignation Date, multiplied by the number of months during the period from the Resignation Date through the Separation Date; (3) continuation of option vesting through the Separation Date in accordance with the terms of any option award agreements previously entered into by Mr. Keenan and the Company; and (4) extension of the period during which Mr. Keenan may exercise stock options vested as of the Separation Date.

Item 7.01 Regulation FD Disclosure

On September 6, 2012, the Company issued a press release announcing Mr. Keenan’s intended resignation. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include any statements regarding the Company’s strategic and operational plans. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

Item 9.01 Exhibits

(d) Exhibits

99.1    Press Release of Carbonite, Inc. dated September 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on September 6, 2012.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name: Title:	Danielle Sheer Vice President and General Counsel